SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  March 1, 2001
                                 Date of Report
                        (Date of Earliest Event Reported)

                         VERTICAL COMPUTER SYSTEMS, INC.
             (Exact name of Registrant as Specified in its Charter)

                               6336 WILSHIRE BLVD.
                              LOS ANGELES, CA 90048
                    (Address of Principal Executive Offices)

                                 (323) 658-4211
                         (Registrant's Telephone Number)

                       SCIENTIFIC FUEL TECHNOLOGIES, INC.
                          1850 EAST FLAMINGO ROAD, #111
                               LAS VEGAS, NV 89119
                        (Former name and former address)

  DELAWARE                              0-28685                    69-0393635
(State or other jurisdiction       (Commission File                (IRS Employer
of incorporation)                  File Number)              Identification No.)

ITEM 5. OTHER EVENTS.

On March 1, 2001 Vertical Computer Systems, Inc., ("Registrant") entered into a Letter Agreement ("Letter Agreement") dated as of February 23, 2001, with Arglen Acquisitions, LLC ("Arglen") regarding the operating agreement, ownership by Registrant, Arglen and the Division management team, and other aspects of Now Solutions, LLC ("Now Solutions"), a Delaware limited liability company newly-formed by Arglen to purchase 100% of the assets of the iRenaissance CS(R) Human Resources and Payroll product division ("Division") of Ross Systems, Inc. ("Seller"). Subsequently, on or about March 3, 2001, Arglen and the Registrant entered into a Now Solutions, LLC Operating Agreement ("Operating Agreement"). Inasmuch as Arglen had initially negotiated the purchase of the Division by Now Solutions from Seller and arranged financing of the purchase from Coast Business Credit ("Coast"), a division of Southern Pacific Bank, the Letter Agreement provides for the grant of Registrant's warrants to Arglen to purchase Registrant's common stock as described below. The purchase of the Division from the Seller by Now Solutions is described more fully in the Registrant's Current Report on Form 8-K filed with the Commision and dated as of March 9, 2001.

Relevant provisions of the Letter Agreement that are reflected in the Now Solutions, LLC Operating Agreement ("Operating Agreement") are summarized as follows:
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1.The Registrant shall provide $1,000,000 of equity capital (which capital shall be returned to the Registrant by special distributions after the purchase loans to Coast have been paid off) to Now Solutions in exchange for 60% initial ownership; Arglen (including the 5% membership interest of Stephen B. Parnes) and management of the Division shall have 35% and 5% initial ownership, respectively; and, after three years, ownership of Now Solutions by the Registrant, Arglen and management is expected to be 51%, 34% and 15%, respectively.

2. In the event Now Solutions is in default of any of its loan agreements with Coast, Registrant shall have the right to replace the independent representative to the Executive Committee of Now Solutions.

3. Now Solutions shall, as soon as practicable, convert from a limited liability company to a C-corporation, which C-corporation shall have a shareholder's agreement identical to the Operating Agreement except where not legally possible.

Relevant provisions of the Operating Agreement are summarized as follows:

1. The overall management and control of the business is vested in an Executive Committee, which will initially be comprised of five (5) members, two (2) of whom are appointed by Arglen and two (2) of whom are appointed by the Registrant. The four members of the Executive Committee will then select the final outside member of the Executive Committee.

2. No acts shall be taken, funds expended, decisions made or obligations incurred by Now Solutions, its officers, the Executive Committee, or any member with respect to a matter within the scope of any of the major decisions enumerated below (the "Major Decisions"), unless and until the same has been approved by Supermajority in Interest (defined as 75% of the outstanding equity). The Major Decisions shall include:

(a) Acquire or develop any new business or line of business not related to the Now Solutions business;

(b) Borrow any money from a member or accept or require capital contributions from any member, other than loans or capital contributions permitted or contemplated pursuant to the agreement above;

(c) Make any acquisition of or material investment in any Other Entity (defined as any general partnership, limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual, business or other entity);

(d) Make any material and substantial change in the purposes of Now Solutions or of its business;

(e) Make a determination to surrender any permits, approvals or licenses of Now Solutions or to dissolve Now Solutions;

(f) Admit any general parnership, limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual, business or other entity (collectively referred toi as "Other Entity") as a member.

(g) Sell, transfer, convey, exchange, lease, encumber, pledge, or otherwise dispose of all or substantially all, or the assets of Now Solutions;

(h) Merge, consolidate or combine Now Solutions into or with any Other Entity;

(i) Guarantee by Now Solutions of, or the agreement of Now Solutions to be responsible for, the indebtedness or obligations of any Other Entity;

(j) Make an expenditure or incur any obligation by or on behalf of Now Solutions at any one time involving a sum in excess of One Hundred Thousand U.S. Dollars (U.S. $100,000), including by any lease or installment contract where the total amount of all future payments exceeds One Hundred Thousand U.S. Dollars (U.S. $100,000), except for expenditures made and obligations incurred pursuant to and specifically set forth in a budget previously approved by the Supermajority in Interest;

(k) Institute any legal action or proceeding, except for routine collection and other minor actions ordinary to Now Solutions business;

(l) Approve all other distributions to the members;

(m) Accelerate payment of any Now Solutions debt;

(n) Authorize any new borrowing by Now Solutions with the exception of trade payables incurred in the normal course of the Now Solutions business;

(o) Any amendment of Now Solutions charter;

(p) Increase the number of members of the Board of Directors;

(q) Bankrupt Now Solutions;

(r) Compensation, benefits and employment agreements for officers;

(s) All exclusive contracts.

2. Arglen shall serve as a consultant to Now Solutions and be paid a $100,000 annual management fee for providing Now Solutions' Chairman (initially, Garry Gyselen, who shall conduct or cause the Chief Executive Officer and President to conduct the ordinary and usual business and affairs of Now Solutions) and, in conjunction with the Chairman, for performing certain business affairs of Now Solutions.

3. Registrant shall serve as a consultant to Now Solutions and be paid a not less than $50,000 annual management fee for (i) supervising and overseeing technical and application services for the Now Solutions business through Registrant's Chief Technology Officer; (ii) supervising and overseeing all financial services; and (iii), in conjunction with the Chairman, performing certain business affairs of Now Solutions.

Relevant provisions of the Letter Agreement providing for the grant by Registrant to Arglen of warrants to purchase Registrant's common stock are summarized as follows:

1. Registrant will grant Arglen warrants to purchase common shares equal to 5% of the outstanding shares of Registrant (on a fully diluted basis), with anti-dilution protection. The exercise price of the warrants will be $0.08, and exercisable for a period of 5 years from the date the underlying shares become unrestricted as follows: (a) 1/3 of the warrants will be exercisable immediately. Arglen agrees that it will not sell more than 150% of the average daily volume in any given week. (b) 1/3 of the warrants will be exercisable after year 1. (c) 1/3 of the warrants will be exercisable after year 2.

2. If during the last 90 trading day period in the first year, the per share value of Registrant's shares, adjusted for any forward or reverse splits and any other dilutive effect, is less than $0.50, then Registrant will issue Arglen an additional 25,000,000 warrants to purchase common shares at an exercise price of $0.08 exercisable for a period of five years from the date they become unrestricted as follows: (a) 1/3 of the warrants will be exercisable immediately. Arglen agrees that it will not sell more than 150% of the average daily volume in any given week. (b) 1/3 of the warrants will be exercisable after year two. (c) 1/3 of the warrants will be exercisable after year three.

3. If during the last 90 trading day period in the second year, the per share value of Registrant, adjusted for any forward or reverse splits and any other dilutive effect, is less than $1.00, then Registrant will issue Arglen an additional 25,000,000 warrants to purchase common shares at an exercise price of $0.08 exercisable for a period of five years from the date they become unrestricted as follows: (a) 1/3 of the warrants will be exercisable immediately. Arglen agrees that it will not sell more than 150% of the average daily volume in any given week. (b) 1/3 of the warrants will be exercisable after year three. (c) 1/3 of the warrants will be exercisable after year four.

The foregoing summaries of the terms of the Letter Agreement and the Operating Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Letter Agreement and the Now Solutions, LLC Operating Agreement, copies of which are filed, respectively, as Exhibit 2.1 and
Exhibit 2.2 hereto, and incorporated herein by reference

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   N/A

      (b)   N/A

      (c)   Exhibits.

            2.1 Letter Agreement dated as of February 23, 2001 between Arglen Acquisitions, LLC and the Registrant.

            2.2 Now Solutions, LLC Operating Agreement dated as of February 27, 2001 between Arglen Acquisitions, LLC and the Registrant.

      THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT OR SCHEDULE TO THE OPERATING AGREEMENT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VERTICAL COMPUTER SYSTEMS, INC.


                                        BY /s/ RICHARD WADE, PRESIDENT
                                        ----------------------------------------

DATE: May 7, 2001